EXHIBIT 4.1
                                                                     -----------

                                 RXBAZAAR, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                    COMMON STOCK
                                                                 PAR VALUE $.001

                                                                 CUSIP 78347T 10
                                                                SEE REVERSE SIDE
                                                                     FOR CERTAIN
                                                                 DEFINITIONS AND
                                                                   ABBREVIATIONS

NUMBER                                                                   SHARES

This Certifies That














Is the Owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.001 EACH OF

================================RXBAZAAR, INC.==================================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated

                                 RXBAZAAR, INC.
                                 CORPORATE SEAL
                                      2000
                                    DELAWARE


/s/ illegible                                     /s/ illegible
---------------------------                       ----------------------------
SECRETARY AND TREASURER                           PRESIDENT

COUNTERSIGNED AND REGISTERED
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(JERSEY CITY, N.J.)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

                                 RXBAZAAR, INC.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                       UNIF GIFT MIN ACT
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right       ------------ Custodian -------------
          of survivorship and not as          (Cust)                  (Minor)
          tenants in common                    under Uniform Gifts to Minors
                                            Act_________________________________
                                                         (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received________________________________________ hereby sell, assign and tarnsfer unto

PLEASE INSERT SOCIAL SECURITY OR
IDENTIFICATION NUMBER OF ASSIGNEE
---------------------------------

---------------------------------


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       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OF TYPEWRITTEN)

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------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated_____________________                        ______________________________
                                                          SIGNATURE

Signature(s) Guaranteed:


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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS
AND LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBER-
SHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The Corporation is authorized to issue more than one class or series of stock. The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.